Exhibit 10.3

MAXTOR CORPORATION,

SEAGATE TECHNOLOGY,

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.

and

U.S. BANK NATIONAL ASSOCIATION,

TRUSTEE

SECOND SUPPLEMENTAL INDENTURE

Dated as of June 1, 2009

Supplementing the Indenture dated as of March 1, 1987,

as amended by the First Supplemental Indenture dated as of January 11, 1996

The SECOND SUPPLEMENTAL INDENTURE, dated as of June 1, 2009 (this “Second Supplemental Indenture”), by and among MAXTOR CORPORATION, a Delaware corporation (the “Company”), SEAGATE TECHNOLOGY, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Parent”), SEAGATE TECHNOLOGY (US) HOLDINGS, INC., a Delaware corporation (“Holdings”), and U.S. BANK NATIONAL ASSOCIATION, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of March 1, 1987 (the “Indenture”), as supplemented and amended by a Supplemental Indenture, dated as of January 11, 1996 (the “First Supplemental Indenture”), providing for the creation and issuance by the Company of 5.75% Convertible Subordinated Debentures due 2012 (the “Securities”).

WHEREAS, the Company is a wholly owned direct subsidiary of Holdings, and Holdings is a wholly owned indirect subsidiary of Parent;

WHEREAS, in accordance with Section 801(1), the Company previously provided for conversion rights in accordance with Section 1301 of the Indenture in the First Supplemental Indenture;

WHEREAS, in accordance with Section 1306, the Company previously provided notice to Holders on April 28, 2006 regarding the merger of MD Corporation, a Delaware corporation, with and into the Company, whereby the Company continued as the surviving and continuing corporation and became a wholly owned subsidiary of Parent;

WHEREAS, the Company and Holdings have entered into an Assignment and Assumption Agreement, dated as of June 1, 2009 (the “Assignment and Assumption Agreement”), by and between the Company and Holdings, pursuant to which: (i) the Company will assign all of the Company’s assets to Holdings (the “Assignment”); and (ii) Holdings will assume the Company’s obligations under the Securities and the Indenture (the “Assumption”);

WHEREAS, the Company, Parent and Holdings have entered into an Agreement of Merger, dated as of June 1, 2009 (the “Merger Agreement”), by and among the Company, Parent and Holdings, pursuant to which, immediately following the Assignment and the Assumption: (i) the Company will merge with and into Holdings (the “Merger”, and together with the Assignment and the Assumption, the “Transactions”); (ii) Holdings will continue as the surviving and continuing corporation and succeed to and assume all the rights and obligations of the Company in accordance with the Delaware General Corporation Law; and (iii) Parent will unconditionally guarantee the obligations of Holdings under the Securities and the Indenture, as supplemented and amended by the First Supplemental Indenture;

WHEREAS, pursuant to Section 801 of the Indenture, the Company, Parent, Holdings and Trustee have agreed in connection with the Transactions to execute this Second Supplemental Indenture to provide for (i) the assumption by Holdings of the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of the Indenture, as supplemented and amended by the First Supplemental Indenture, on the part of the Company to be performed or observed and (ii) the full and unconditional guaranty by Parent of Holdings’ obligations to the Holders of the Securities;

WHEREAS, Section 901(1) of the Indenture provides that the parties hereto may execute this Second Supplemental Indenture without the consent of the Holders of the Securities;

WHEREAS, in accordance with Section 1306 of the Indenture, the Company issued notice to Holders regarding the Transactions at least 20 days prior to the date hereof;

WHEREAS, in accordance with Section 903 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture;

WHEREAS, in accordance with Section 801(1) of the Indenture, Holdings is a corporation organized and existing under the laws of the state of Delaware;

WHEREAS, in accordance with Section 801(2) of the Indenture, immediately after giving effect to the Transactions, no event of default under the Indenture and no event which, after notice or lapse of time or both, would become an event of default under the Indenture, has occurred; and

WHEREAS, in accordance with Sections 102 and 801(3) of the Indenture, as supplemented and amended by the First Supplemental Indenture, the Trustee has received an Officers’ Certificate and an Opinion of Counsel of the Company relating to the Transactions and this Second Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, Parent, Holdings and the Trustee, acting for itself and the Holders of the Securities, agree as follows:

1. Defined Terms. In this Second Supplemental Indenture, unless the context otherwise requires:

1.1 terms defined in the Indenture, as supplemented and amended by the First Supplemental Indenture, have the same meaning when used in this Second Supplemental Indenture unless otherwise defined in this Second Supplemental Indenture; and

1.2 all references to “the Second Supplemental Indenture” or “this Second Supplemental Indenture” are to this Second Supplemental Indenture as modified, supplemented or amended from time to time.

2. Amendments to the Indenture.

2.1 Section 101. Section 101 of the Indenture is hereby amended by inserting the following definition in place of the corresponding definition of such term in the Indenture:

“Guarantor” means Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands.

2.2 Section 105(2). Section 105(2) of the Indenture is hereby amended in its entirety to read as follows:

(2) the Company or the Guarantor, as the case may be, by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the following address:

c/o Seagate Technology

920 Disc Drive

Scotts Valley, CA 95066

Attn: General Counsel

Fax: (831) 438-6675

2.3 In accordance with Section 801(1) of the Indenture, as supplemented and amended by the First Supplemental Indenture, Holdings expressly assumes the performance of every covenant of the Indenture, as supplemented and amended by the First Supplemental Indenture, on the part of the Company to be performed or observed.

2.4 In accordance with Section 802 of the Indenture, as supplemented and amended by the First Supplemental Indenture, Holdings succeeds to, and is substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if Holdings had been named as the Company.

2.5 In accordance with Section 802 of the Indenture, as supplemented and amended by the First Supplemental Indenture, the Company is relieved of all obligations and covenants under the Indenture.

2.6 Parent hereby irrevocably and fully and unconditionally guarantees, in accordance with Section 304 and Article 14 of the Indenture, as supplemented and amended by the First Supplemental Indenture and this Second Supplemental Indenture, the due and punctual payment of the principal of (and premium, if any) and interest on the Securities when and as the same shall become due and payable.

3. Amendments to the Securities.

3.1 In accordance with Section 801(1) of the Indenture, as supplemented and amended by the First Supplemental Indenture, Holdings expressly assumes the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities.

3.2 In accordance with Section 802 of the Indenture, as supplemented and amended by the First Supplemental Indenture, the Company is relieved of all obligations and covenants under the Securities.

4. Miscellaneous.

4.1 Except as expressly amended hereby, the Indenture, as supplemented and amended by the First Supplemental Indenture, is in all respects ratified and confirmed and all terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall be construed as supplemental to the Indenture, as supplemented and amended by the First Supplemental Indenture, and all the terms and conditions of this Second Supplemental Indenture shall be deemed part of the terms and conditions of the Indenture, as supplemented and amended by the First Supplemental Indenture. Every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby. This Second Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

4.2 This instrument may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

4.3 The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

4.4 In case any one or more of the provisions contained in this Second Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Supplemental Indenture or of the Securities, but this Second Supplemental Indenture and the Securities shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

4.5 THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.6 No amendment to or termination of this Second Supplemental Indenture, and no modification of Holdings’ or Parent’s respective obligations under the Indenture, as supplemented and amended by the First Supplemental Indenture, and this Second Supplemental Indenture, shall be effective absent the written consent of Holdings, the Trustee and Parent.

4.7 The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed all as of the day and year first above written.

MAXTOR CORPORATION

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Corporate Secretary, General Counsel and Senior Vice President

SEAGATE TECHNOLOGY

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Secretary, General Counsel and Senior Vice President

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.

By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Secretary and General Counsel

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Andrew Fung
	Name:	Andrew Fung
	Title:	Vice President

[Signature page to Second Supplemetnal Indenture for 5.75% notes]